UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 25, 2016

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3279 Hardee Avenue Atlanta, Georgia		30341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Harvey Kesner, Esq.
Arthur S. Marcus, Esq.
 Sichenzia Ross Friedman Ference LLP
 61 Broadway, 32nd Floor
 New York, New York 10006
 (212) 930-9700
(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Item 1.01   Entry into a Material Definitive Agreement

On January 25, 2016, the Company and Steve Gorlin, a Director of the Company entered into a Modification Agreement pursuant to which the Company and Mr. Gorlin agreed as follows:

(i)
To amend the conversion price of the promissory note issued to Mr. Gorlin on November 9, 2015 from $2.00 per share to $1.75 per share.  In turn, Mr. Gorlin agreed to immediately convert the promissory note into an aggregate of 571,429 shares of its Common Stock eliminating the Company’s $1,000,000 debt obligation to Mr. Gorlin;

(ii)	Mr. Gorlin irrevocably agreed to acquire 571,429 additional shares of Common Stock at a price of $1.75 per share for a total purchase price of $1,000,000 within two months of the date hereof;

(iii)	To amend the exercise price of the Warrant issued to Mr. Gorlin on November 9, 2015 from $2.20 per share to $2.00 per share; and

(iv)	Mr. Gorlin agreed to act as Co-Chair of the Company’s Board of Directors for a period of two years from the date herof.

The foregoing description of the Modification Agreement is qualified in its entirety by reference to the Modification Agreement, a copy of which is attached hereto as Exhibit 4.1 and is hereby incorporated by reference into this Item 1.01.

Item 3.02                      Unregistered Sales of Equity Securities

As set forth in Item 1.01, the Company irrevocably agreed to sell to Steve Gorlin, a Director, 571,429 shares of Common Stock at a purchase price of $1.75 per share for an aggregate purchase price of $1,000,000 and Mr. Gorlin irrevocably agreed to purchase such shares within two months of the date of the Modification Agreement. The Company will issue 571,429 shares of common stock to Mr. Gorlin upon cancellation of the promissory note.

Item 5.02                      Appointment of Certain Officers

As set forth in Item 1.01, the Company appointed and Mr. Gorlin agreed to act as the Co-Chairman of the Company’s Board of Directors for a period of two years.  Mr. Gorlin will receive no additional compensation for acting as Co-Chairman.

Item 9.01           Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description

4.1	Modification Agreement by and between the Company and Steve Gorlin dated January 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2016
MEDOVEX CORP. By: /s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer